EXHIBIT 10.8
                              DIGITAL LAUNCH, INC.
                           CONVERTIBLE PROMISSORY NOTE

                          Convertible into Common Stock
                             of Digital Launch, Inc.

$750,000.00                                                    December 31, 1999
                                                              New York, New York
                              --------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE NOTE UNDER SUCH ACT AND SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                              ---------------------

         For Value Received, DIGITAL LAUNCH, INC., a Delaware corporation ("Maker"), with an address at 250 West 57th Street, Suite 2032, New York, NY 10107, promises to pay to the following registered holder hereof, at the address stated,

         Lancer Offshore Inc.
         Kaya Flamboyan 9
         Curacao, Netherlands Antillies

the principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000.00) in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, on the terms and at the time hereinafter provided.

         This Note is subject to the following terms and provisions:

         1. PAYMENT AND INTEREST. This Note shall be due and payable one year from the date hereof. The Maker shall pay to the holder of this Note interest on the principal amount of this Note at the rate of one percent (1%) over the Prime Rate as reported in The Wall Street Journal, Eastern Edition. Interest shall be due and payable one year from the date hereof (unless this Note shall be converted as provided herein).

         2. CONVERSION.

                  (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions contained herein, the holder of this Note is entitled, at the holder's option, at any time prior to maturity, or in case this Note or any portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after, the close of business within 30 days of the date of notice of prepayment, to convert this Note (or any portion hereof) into fully paid and nonassessable shares (calculated as to each conversion to the nearest whole number of shares) of common stock (the "Shares") of Maker by surrender of this Note, duly endorsed (if so required by Maker) or assigned to

Maker or in blank, to Maker at its offices, accompanied by written notice to Maker, in the form set forth below, that the holder hereof elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the rate of one share of Maker's common stock for each TWENTY-FIVE CENTS ($0.25) of principal amount of this Note, all subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note. No fractional Shares will be issued on conversion, but instead of any fractional interest, Maker will pay cash adjustments as provided herein.

                  (b) MANDATORY CONVERSION. This Note shall be converted into Shares of Maker's common stock automatically at the then effective conversion rate pursuant to Section 8, without any further action by the holder or the Maker, upon the consummation of the acquisition by Maker of all of the outstanding capital stock of GlobaleTutor.com Inc. The holder of record of the Note will be given at least 10 days' prior written notice of the date fixed and the place designated for mandatory conversion of the Note. Such notice will be sent by first class or registered mail, postage prepaid, to the record holder at such holder's address last shown on the records of the Maker. On or before the date fixed for conversion, the holder shall surrender the Note at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Note. On the date fixed for conversion, all rights with respect to the Note so converted, including the rights, if any, to receive notices, will terminate, except only the rights of the holder thereof, upon surrender of the Note therefor, to receive certificates for the number of shares of Common Stock into which such Note has been converted, and payment of any accrued but unpaid dividends thereon. As soon as practicable after the date of such mandatory conversion and the surrender of the Note, the Maker shall cause to be issued and delivered to such holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided herein in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. The Note required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such Note is so required to be surrendered, be deemed to have been retired and cancelled and converted into Common Stock for all purposes, notwithstanding the failure of the holder thereof to surrender such Note on or prior to such date.

         3. PREPAYMENT. This Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days' notice by first-class mail at the election of Maker. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of this Note, plus all interest accrued to the date of prepayment. During the 30 days following the date of any notice of prepayment, the holder shall have the right to convert this Note into the common stock of Maker on the terms and conditions provided in paragraph 2 above.

         4. LIMITATIONS ON RIGHT OF CONVERSION.Following receipt of the written election to convert the Note, Maker shall take such steps as it deems appropriate to permit conversion of the Note as specified in the election notice and to issue such Shares without registration or qualification under applicable federal and state securities laws. In order to comply with an exemption from the registration requirements of the Act and certain state securities laws, Maker required the original holder of this Note to make certain representations. In any event, any Shares delivered shall be subject to applicable restrictions on transfer under federal and state securities laws.

         5. SATISFACTION AND DISCHARGE OF NOTE.This Note shall cease to be of further force and effect (except as to any surviving rights of conversion, transfer or exchange of the Note herein expressly provided for) when:

                  (a) Maker has paid or caused to be paid all sums payable hereunder by Maker, including all principal amounts and interest accrued under the Note; and

                  (b) All the conditions precedent herein provided relating to the satisfaction and discharge of this Note have been complied with.

         6. EVENTS OF DEFAULT. "Event of Default" when used herein, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administration or government body or be caused by the provisions of any paragraph herein, means any one of the following events:

                  (a) Default in the payment of any interest on this Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) Default in the payment of the principal amount of this Note when due, whether at maturity, upon prepayment, or otherwise; or

                  (c) Default in the performance or breach of any covenant or warranty of Maker in this Note (other than a covenant or warranty the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to Maker by certified mail, by the holder of this Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (d) The entry of a decree or order by a court having jurisdiction in the premises adjudging Maker a bankrupt or insolvent under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of Maker or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) The institution by Maker of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee (or other similar official) of Maker or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by Maker in furtherance of any such action.

         7. ACCELERATION OF MATURITY. If an Event of Default occurs and is continuing, then, in every such case, the holder of this Note may declare the principal of this Note to be due and payable immediately, by a notice in writing to Maker of such default, and upon any such declaration, such principal shall become immediately due and payable. At such time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holder, the holder of this Note, by written notice to Maker, may rescind and annul such declaration and its consequences, if all Events of Default, other than the nonpayment of the principal of this Note which has become due solely by such acceleration, has been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         8. ADJUSTMENT IN CONVERSION. The conversion price and number of shares issuable upon conversion of this Note shall be subject to adjustment from time to time as follows:

                  (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If Maker shall at any time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Maker shall at any time combine the outstanding shares of its Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Maker at any time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion then in effect by a fraction:

                                    (1) the numerator of which shall be the
                  total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                                    (2) the denominator of which shall be the
                  total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                  (c) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Maker at any time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Maker other than shares of Common Stock, then and in each such event provision shall be made so that the holder of the Note shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Maker that they would have received had the Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period, under this paragraph with respect to the rights of the holder of the Note.

                  (d) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Note shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of the Note shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (e) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Maker with or into another corporation, the Note shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the Note would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 8 set forth with respect to the rights and interest thereafter of the holder of the Note, to the end that the provisions set forth in this Section 8 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Note.

                  (f) Neither the purchase nor other acquisition by Maker of any shares, nor the sale or other disposition by Maker of any shares, shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price.

                  (g)      If at any time:

                           (1) Maker proposes to pay any dividend payable in shares of common stock upon its shares or make any distribution, including cash or property dividend, out of earnings or earned surplus, to the holders of such shares;

                           (2) Maker proposes to enter into any plan of capital reorganization or reclassification of the shares of such entity; or

                           (3) Maker proposes to merge, consolidate, encumber or sell all or substantially all of its assets other than in the ordinary course of business;

then, in any one or more of said cases, Maker shall cause a notice to be mailed to the registered holder of this Note at the address of such holder set forth in the registration records of the Maker. Such notice shall be solely for the convenience of such registered holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by Maker. Such notice shall be mailed at least 10 days prior to the date on which the books of Maker shall close or a record date shall be taken for such share dividend, share split, reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify such record date or the date of closing of the transfer books.

         9. RESTRICTIONS. The holder of this Note, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note, represents and warrants as follows:

                  (a) The Note and the Shares are being acquired for the holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Act, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

                  (b) The holder hereof has been advised and understands that the Note and the Shares have not been registered under the Act, and the Maker is under no obligation to register the Note and/or the Shares under the Act.

         10. DEFAULT COSTS. Should the Maker or the holder of this Note default in any of the covenants, conditions or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue therefrom, or in pursuing any remedy provided hereunder or by the statutes of any state.

         11. RIGHTS CUMULATIVE. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

         12. WAIVER AND AMENDMENT. None of the terms or provisions of this Note may be excluded, modified, terminated or amended except by a written instrument duly executed on behalf of the party against which enforcement of the exclusion, modification, termination or amendment is sought.

         13. NOTICES. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail addressed, if to the Maker, to the attention of the President at the address of Maker set forth on the first page hereof, or if to the holder of this Note, at the address furnished to Maker by such holder, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this paragraph.

         14. NEGOTIABILITY AND TRANSFERABILITY. This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 9 hereof.

         15. PRESENTMENT WAIVER. The makers, guarantors and endorsers hereof, if any, severally waive presentment for payment, protest, and notice of protest and of nonpayment of this Note.

         16. GOVERNING LAW. This Note shall be governed by the laws of the State of New York.

ATTEST:                                              DIGITAL LAUNCH, INC.
/s/ Philip J. Watrous                                By: /s/ Terrence O. McGrath
Title: Secretary                                     Title:   President

Digital Launch, Inc.
250 West 57th Street
Suite 2032
New York, NY 10107

                  Re:  CONVERSION OF NOTE

Gentlemen:

         The undersigned owner of the attached Note hereby irrevocably exercises the option to convert the Note, or the portion thereof designated, into shares of common stock of Digital Launch, Inc., in accordance with the terms of the Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

         Date: 12/31/99
                                                 /s/ Michael Lauer
                                                 (Signature)


FILL IN FOR REGISTRATION OF SHARES

LANCER OFFSHORE INC.
-------------------------------    ---------------------------------------------
(Printed Name)                     (Social Security or other identifying number)

KAYA FLAMBOYAN 9
-------------------------------    ---------------------------------------------
(Street Address)

CURACAO, NETHERLAND ANTILLIES
-------------------------------    ---------------------------------------------
(City, State and ZIP Code)           Portion to be converted (if less than all)